UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08346

Morgan Stanley Eastern Europe Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31, 2013

Date of reporting period:	June 30, 2013

Item 1 - Report to Shareholders

Morgan Stanley Eastern Europe Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

Arthur Lev

President and Principal
Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2013 Morgan Stanley.

CERNESAN
706078 Exp. 08/31/2014

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley

Eastern Europe Fund, Inc.
NYSE: RNE

Semi-Annual Report

June 30, 2013

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Table of Contents

Letter to Stockholders	3
Investment Advisory Agreement Approval	5
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Portfolio Management	23
Investment Policy	24
Dividend Reinvestment and Cash Purchase Plan	26
U.S. Privacy Policy	27

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2013, the Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") had total returns of -3.95%, based on net asset value, and -4.11% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index (the "Index")*, which returned -12.21% (in U.S. dollar terms). On June 30, 2013, the closing price of the Fund's shares on the New York Stock Exchange was $16.17, representing a 10.5% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  For the six-month period ended June 30, 2013, the Index returned -12.21%, underperforming the broader MSCI Emerging Markets Index, which returned -9.57%. The performance of Eastern European equities continued to be challenged by the headwind of the slow eurozone recovery. During the period, Hungary (up 5.67%) was the only market to post positive returns. In contrast, Russia (down 11.59%), Poland (down 15.64%) and the Czech Republic (down 21.31%) all saw double-digit losses.

•  Stock selection was the primary driver of the Fund's performance, with country allocation also adding modestly to returns.

•  Positive performance in the Fund was chiefly due to stock selection in Poland and Russia. An off-benchmark allocation to Romania was also a positive contributor. On a sector basis, stock selection in and overweight allocations to the information technology and consumer discretionary sectors led results.

•  The main detractor from performance was stock selection in Hungary, while stock selection in and an underweight allocation to materials was the top detractor from returns, based on sector performance.

Management Strategies

•  The Fund continues to integrate a top-down country allocation and bottom-up stock selection with a growth bias utilizing a rigorous and fundamental research approach that considers dynamics, valuation and sentiment.

•  We remain focused on seeking sources of quality, stable growth in the portfolio. We maintain the Fund's overweight to the countries we believe have resilient or growing domestic demand and underpenetrated credit markets. We continue to favor countries where we believe political reform, rising gross domestic product (GDP) per capita and productivity gains support growth and stable company earnings. We also generally seek countries whose current account balances, in our view, should benefit from an eventually declining cost of their energy import bills.

•  The Fund has historically performed well by holding companies that have increased market share and delivered stable earnings and attractive return on equity. Many companies in the consumer sector have re-rated significantly, and in select cases we have trimmed some of these gains, specifically in the portfolio's Polish consumer stocks. We have also reduced the portfolio's exposure

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Letter to Stockholders (unaudited) (cont'd)

to the South African consumer given the country's macro outlook of slowing growth, a deteriorating employment outlook and a weakening currency.

•  We continue to hold what we consider sources of quality and stable earnings in sectors where sentiment has not been as robust, such as the insurance and telecommunications sectors. We have increased the portfolio's exposure to the information technology sector, investing in companies that we believe have solid market share, stable earnings and strong growth. We also like the technology sector for the limited government interference, with clear mutually beneficial ownership, aligning majority and minority shareholders.

•  We continue to be overweight in Poland in the Fund. While the country's GDP growth expectations for 2013 are muted due to the European Union recovery, we think there is still opportunity in the market, as much room remains for longer-term "convergence" with Western Europe. We maintain a position in Romania where we felt sentiment was weak and the long-term value creation strategy of a local property fund in which the Fund is invested remains intact, in addition to a small domestic bank that has been the beneficiary of increased market share as Western European banks restructure and lose traction in the Romanian market.**

Sincerely,

Arthur Lev
President and Principal Executive Officer  July 2013

*The MSCI Emerging Markets Eastern Europe Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets within Eastern Europe. The MSCI Emerging Markets Eastern Europe Index consists of the following 4 emerging market country indices: Czech Republic, Hungary, Poland, and Russia. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

**Country and sector weightings are subject to change.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index for the one- and three-year periods but underperformed for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the management fee and total expense ratio were higher than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (96.3%)
Austria (2.5%)
Insurance
Vienna Insurance Group AG Wiener Versicherung Gruppe	32,876	$1,527
Czech Republic (2.7%)
Electric Utilities
CEZ AS	27,081	649
Textiles, Apparel & Luxury Goods
Pegas Nonwovens SA	38,700	1,003
		1,652
Hungary (3.4%)
Pharmaceuticals
Richter Gedeon Nyrt	14,322	2,146
Poland (23.3%)
Air Freight & Logistics
Integer.pl SA (a)	11,464	911
Commercial Banks
Alior Bank SA (a)	69,790	1,880
Bank Pekao SA	44,211	1,996
Bank Zachodni WBK SA	26,793	2,258
		6,134
Diversified Telecommunication Services
Telekomunikacja Polska SA	341,424	786
Food & Staples Retailing
Jeronimo Martins SGPS SA	75,412	1,589
Insurance
Powszechny Zaklad Ubezpieczen SA	6,406	790
Oil, Gas & Consumable Fuels
Polskie Gornictwo Naftowe i Gazownictwo SA	885,339	1,545
Textiles, Apparel & Luxury Goods
LPP SA	1,368	2,697
		14,452
Romania (3.1%)
Commercial Banks
Banca Transilvania (a)	512,227	184
Diversified Financial Services
Fondul Proprietatea SA	9,798,549	1,769
		1,953
	Shares	Value (000)
Russia (54.6%)
Commercial Banks
Sberbank of Russia	2,407,582	$6,851
Energy Equipment & Services
Eurasia Drilling Co., Ltd. GDR	67,610	2,524
Food & Staples Retailing
X5 Retail Group N.V. GDR (a)	36,398	659
Internet Software & Services
Mail.ru Group Ltd. GDR (b)	57,000	1,634
Yandex N.V., Class A (a)(c)	79,200	2,188
		3,822
Metals & Mining
MMC Norilsk Nickel OJSC ADR	153,800	2,216
Oil, Gas & Consumable Fuels
Gazprom OAO ADR	457,501	3,011
Lukoil OAO ADR	144,927	8,319
Rosneft OAO (Registered GDR)	377,700	2,587
		13,917
Wireless Telecommunication Services
MegaFon OAO GDR (b)	68,938	2,154
Mobile Telesystems OJSC ADR (c)	91,927	1,741
		3,895
		33,884
United States (6.7%)
Information Technology Services
EPAM Systems, Inc. (a)(c)	97,118	2,639
Luxoft Holding, Inc. (a)	75,000	1,492
		4,131
TOTAL COMMON STOCKS (Cost $57,709)		59,745
SHORT-TERM INVESTMENTS (10.1%)
Securities held as Collateral on Loaned Securities (3.2%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F)	1,572,420	1,572

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

	Face Amount (000)	Value (000)
Repurchase Agreements (0.6%)
Barclays Capital, Inc., (0.10%, dated 6/28/13, due 7/1/13; proceeds $274; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.63% due 5/31/17; valued at $279)	$274	$274
Merrill Lynch & Co., Inc., (0.18%, dated 6/28/13, due 7/1/13; proceeds $105; fully collateralized by Common Stocks and Exchange Traded Funds; valued at $115)	105	105
		379
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $1,951)		1,951
	Shares
Investment Company (6.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $4,287)	4,286,701	4,287
TOTAL SHORT-TERM INVESTMENTS (Cost $6,238)		6,238
TOTAL INVESTMENTS (106.4%) (Cost $63,947) Including $2,163 Of Securities Loaned		65,983
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.4%)		(3,944)
NET ASSETS (100.0%)		$62,039

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at June 30, 2013.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

OJSC  Open Joint Stock Company.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	24.3%
Oil, Gas & Consumable Fuels***	24.1
Commercial Banks	20.6
Short-Term Investments	6.7
Information Technology Services	6.4
Wireless Telecommunication Services	6.1
Internet Software & Services	6.0
Textiles, Apparel & Luxury Goods	5.8
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

***  See Investment Policy

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Financial Statements (unaudited)

Statement of Assets and Liabilities	June 30, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $58,088)	$60,124
Investment in Security of Affiliated Issuer, at Value (Cost $5,859)	5,859
Total Investments in Securities, at Value (Cost $63,947)	65,983
Foreign Currency, at Value (Cost $—@)	—	@
Cash	243
Dividends Receivable	446
Tax Reclaim Receivable	9
Receivable from Affiliate	—	@
Other Assets	20
Total Assets	66,701
Liabilities:
Collateral on Securities Loaned, at Value	2,194
Payable for Investments Purchased	1,275
Dividends Declared	976
Payable for Advisory Fees	80
Payable for Professional Fees	71
Payable for Custodian Fees	10
Payable for Administration Fees	3
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	52
Total Liabilities	4,662
Net Assets
Applicable to 3,432,592 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$62,039
Net Asset Value Per Share	$18.07
Net Assets Consist of:
Common Stock	$34
Paid-in-Capital	77,659
Accumulated Undistributed Net Investment Income	454
Accumulated Net Realized Loss	(18,136)
Unrealized Appreciation (Depreciation) on:
Investments	2,036
Foreign Currency Translations	(8)
Net Assets	$62,039
(1) Including:
Securities on Loan, at Value:	$2,163

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Financial Statements (unaudited) (cont'd)

Statement of Operations	Six Months Ended June 30, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $158 of Foreign Taxes Withheld)	$1,252
Interest from Securities of Unaffiliated Issuers	28
Income from Securities Loaned — Net	4
Dividends from Security of Affiliated Issuer	1
Total Investment Income	1,285
Expenses:
Advisory Fees (Note B)	523
Custodian Fees (Note D)	45
Professional Fees	41
Administration Fees (Note C)	26
Stockholder Reporting Expenses	10
Stockholder Servicing Agent Fees	3
Directors' Fees and Expenses	1
Other Expenses	19
Total Expenses	668
Waiver of Advisory Fees (Note B)	(26)
Waiver of Administration Fees (Note C)	(6)
Rebate from Morgan Stanley Affiliate (Note F)	(1)
Net Expenses	635
Net Investment Income	650
Realized Gain (Loss):
Investments Sold	1,015
Foreign Currency Transactions	(1)
Net Realized Gain	1,014
Change in Unrealized Appreciation (Depreciation):
Investments	(4,326)
Foreign Currency Translations	(8)
Net Change in Unrealized Appreciation (Depreciation)	(4,334)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(3,320)
Net Decrease in Net Assets Resulting from Operations	$(2,670)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2013 (unaudited) (000)	Year Ended December 31 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$650	$814
Net Realized Gain (Loss)	1,014	(2,623)
Net Change in Unrealized Appreciation (Depreciation)	(4,334)	14,938
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,670)	13,129
Distributions from and/or in Excess of:
Net Investment Income	(976)	(156)
Capital Share Transactions:
Repurchase of Shares (38,136 and 28,089 shares)	(652)	(454)
Common Stock Redeemed through Tender Offers (0 and 617,438 shares)	—	(9,830)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(652)	(10,284)
Total Increase (Decrease)	(4,298)	2,689
Net Assets:
Beginning of Period	66,337	63,648
End of Period (Including Accumulated Undistributed Net Investment Income of $454 and $780)	$62,039	$66,337

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2013		Year Ended December 31,
	(unaudited)		2012	2011	2010		2009		2008
Net Asset Value, Beginning of Period	$19.11		$15.46	$20.57	$17.34		$9.02		$39.30
Net Investment Income (Loss)†	0.19		0.21	0.06	(0.07)		0.00	‡	(0.24)
Net Realized and Unrealized Gain (Loss)	(0.97)		3.42	(5.17)	3.30		8.32		(24.94)
Total from Investment Operations	(0.78)		3.63	(5.11)	3.23		8.32		(25.18)
Distributions from and/or in excess of:
Net Investment Income	(0.28)		(0.04)	—	—		—		—
Net Realized Gain	—		—	—	—		—		(5.10)
Total Distributions	(0.28)		(0.04)	—	—		—		(5.10)
Anti-Dilutive Effect of Share Repurchase Program	0.02		0.02	—	—		—		0.00 ‡
Anti-Dilutive Effect of Tender Offer	—		0.04	—	—		—		—
Net Asset Value, End of Period	$18.07		$19.11	$15.46	$20.57		$17.34		$9.02
Per Share Market Value, End of Period	$16.17		$17.13	$13.46	$18.95		$15.65		$8.33
TOTAL INVESTMENT RETURN:
Market Value	(4.11	)%#	27.64%	(28.97)%	21.09%		87.88%		(74.27)%
Net Asset Value(1)	(3.95	)%#	23.97%	(24.73)%	18.52%		92.13%		(73.01)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$62,039		$66,337	$63,648	$84,686		$71,360		$37,129
Ratio of Expenses to Average Net Assets(2)	1.94	%+*	2.37%+	2.01%+	2.01	%+	2.21	%+	2.15%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	2.01%+	2.01	%+	2.21	%+	2.14%+
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.98	%+*	1.22%+	0.29%+	(0.40	)%+	0.00	%+§	(0.87)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.01%	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	14	%#	28%	34%	44%		51%		117%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Adviser and Administrator
Ratio of Expenses to Average Net Assets	2.04	%*	2.47%	2.11%	2.10	%+	2.25	%+	2.19%+
Ratio of Net Investment Income (Loss) to Average Net Assets	1.88	%*	1.12%	0.19%	(0.49	)%+	(0.04	)%+	(0.91)%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited)

Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Eastern European country issuers and in debt securities issued or guaranteed by Eastern European country government or governmental entities. To the extent that the Fund invests in derivative instruments that Morgan Stanley Investment Management Inc. (the "Adviser"), believes have economic characteristics similar to equity securities of Eastern European country issuers or debt securities issued or guaranteed by Eastern European country government or governmental entities, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$911	$—	$—	$911
Commercial Banks	6,318	6,851	—	13,169
Diversified Financial Services	1,769	—	—	1,769
Diversified Telecommunication Services	786	—	—	786
Electric Utilities	649	—	—	649
Energy Equipment & Services	2,524	—	—	2,524
Food & Staples Retailing	2,248	—	—	2,248
Information Technology Services	4,131	—	—	4,131
Insurance	2,317	—	—	2,317
Internet Software & Services	2,188	1,634	—	3,822
Metals & Mining	2,216	—	—	2,216
Oil, Gas & Consumable Fuels	13,608	1,854	—	15,462
Pharmaceuticals	2,146	—	—	2,146
Textiles, Apparel & Luxury Goods	3,700	—	—	3,700
Wireless Telecommunication Services	1,741	2,154	—	3,895
Total Common Stocks	47,252	12,493	—	59,745
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$5,859	$—	$—	$5,859
Repurchase Agreements	—	379	—	379
Total Short-Term Investments	5,859	379	—	6,238
Total Assets	$53,111	$12,872	$—	$65,983

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2013, securities with a total value of approximately $32,654,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of June 30, 2013, securities with a total value of approximately $2,154,000 transferred from Level 1 to Level 2. Securities that were valued using an unadjusted quoted price at December 31, 2012 were valued using significant other inputs at June 30, 2013.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In addition to its smaller size, less liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

  The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$2,163	(a)	—	$(2,163	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $2,194,000, of which, approximately $1,951,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At June 30, 2013, there was uninvested cash collateral of approximately $243,000, which is not reflected in the Portfolio of Investments. The

Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.60% of the Fund's average weekly net assets. Beginning July 1, 2011, the Adviser has agreed to waive 0.08% of its advisory fee. Effective July 1, 2013, the waiver was increased to 0.15%. The fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems that such action is appropriate. For the six months ended June 30, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 1.51% of the Fund's weekly net assets. For the six months ended June 30, 2013, approximately $26,000 of advisory fees were waived pursuant to this arrangement.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2013, approximately $6,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$156	—	—	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(32)	$33	$(1)

At December 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$976	—

At June 30, 2013, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $8,885,000 and the aggregate gross unrealized depreciation is approximately $6,849,000 resulting in net unrealized appreciation of approximately $2,036,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Fund had available for Federal income tax purposes unused short term and long term capital losses of approximately $878,000 and $1,770,000, respectively that do not have an expiration date.

In addition, at December 31, 2012, the Fund had available for Federal income tax purposes unused capital losses of approximately $16,504,000, which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2013, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $9,203,000 and $10,060,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2013.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2013, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2013 (000)
$3,274	$8,471	$5,886	$1	$5,859

During the six months ended June 30, 2013, the Fund incurred approximately $4,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser and Administrator, for portfolio transactions executed on behalf of the Fund.

During the six months ended June 30, 2013, the Fund incurred approximately $4,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

G.  Other: Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of counterparty's failure to complete the transaction.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares traded from their net asset value per share ("NAV"). During the six months ended June 30, 2013, the Fund repurchased 38,136 of its shares at an average discount of 10.53% from NAV. Since the inception of the program, the Fund has repurchased 1,626,901 of its shares at an average discount of 15.84% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 13, 2012 the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 15% of the Fund's outstanding shares at a price equal to 98.5% of the Fund's NAV as of the close of regular trading on the NYSE on the business day immediately following the day the offer expires. On July 10, 2012, the Fund completed the tender offer. The Fund accepted 617,438 shares for payment which represented 15% of the Fund's then outstanding shares. Final payment was made on July 18, 2012 at $15.92 per share, representing 98.5% of the NAV on July 11, 2012.

H.  Results of Annual Meeting of Stockholders: On June 24, 2013, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frank L. Bowman	1,705,802	1,374,330
James F. Higgins	1,708,790	1,371,342
Manuel H. Johnson	1,711,677	1,368,455

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric Carlson and Paul C. Psaila, each a Managing Director of the Adviser.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in February 2002. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in September 1996.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Investment Policy (unaudited)

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amounts of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Investment Policy (unaudited) (cont'd)

tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Investment Limitation

Pursuant to the Fund's investment restriction regarding concentration of investments in any one industry, the Fund will be required to invest between 25 percent and 35 percent of its total assets in the securities of issuers in one or more industries if, at the time of investment, each such industry represents 25 percent or more of the Fund's benchmark Index. At times the Fund may be under or over the described percentages above due to market appreciation or depreciation. During the period, Oil, Gas and Consumable Fuels represented over 25 percent of the Index. The profitability of companies in the oil, gas and consumable fuels industry is related to worldwide energy prices, exploration and production spending. Such companies also are subject to risks of changes in interest rates, exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where oil, gas and consumable fuels companies are located or do business. Oil, gas and consumable fuels exploration and production can be significantly affected by natural disasters and may be at risk for environmental damage claims.

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in equity and other securities and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the governments of the United States or other countries in which the Fund invests ("RNE Countries"), their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or RNE country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or RNE country corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that are rated A or better by S&P or Moody's or, if unrated, that the Investment Manager believes to be of comparable quality, i.e., subject to relatively low risk of loss of interest or principal.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Eastern Europe Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until

Morgan Stanley Eastern Europe Fund, Inc.

June 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2013	2,122	18.01	N/A	N/A
February 2013	6,070	17.19	N/A	N/A
March 2013	9,346	16.58	N/A	N/A
April 2013	4,715	16.75	N/A	N/A
May 2013	7,602	16.63	N/A	N/A
June 2013	8,281	16.87	N/A	N/A
Total	38,136	17.01	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust's/Fund’s principal executive officer and principal financial officer have concluded that the Trust's/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Eastern Europe Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2013